UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 25, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of January 1, 2003 providing for the issuance of GSRPM Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-10018-02               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)





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Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSRPM Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of January 1, 2003 among GS Mortgage Securities Corp., as depositor, Fairbanks Capital Corp., as Servicer, Wilshire Credit Corporation as Servicer and Master Servicer, and JPMorgan Chase Bank, as trustee.

     On April 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on April 25, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSRPM Mortgage Pass-Through Certificates, Series 2003-1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  April 29, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                    Andreas Auer
                                    Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on April 25, 2003


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              GSR MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                April 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         61,421,000.00    54,295,624.13    4,557,173.18     72,703.35   4,629,876.53     0.00         0.00       49,738,450.95
A2         54,935,000.00    54,935,000.00            0.00     94,846.80      94,846.80     0.00         0.00       54,935,000.00
A3        116,356,000.00   109,230,624.13    4,557,173.18    169,777.77   4,726,950.95     0.00         0.00      104,673,450.95
M1          4,501,000.00     4,501,000.00            0.00     15,135.24      15,135.24     0.00         0.00        4,501,000.00
B1          9,000,000.00     9,000,000.00            0.00     38,401.25      38,401.25     0.00         0.00        9,000,000.00
B2          3,857,000.00     3,857,000.00            0.00     19,280.18      19,280.18     0.00         0.00        3,857,000.00
B3          4,500,000.00     4,500,000.00            0.00     25,400.63      25,400.63     0.00         0.00        4,500,000.00
P                 100.00           100.00            0.00     16,528.96      16,528.96     0.00         0.00              100.00
R                   0.00             0.00            0.00          0.00           0.00     0.00         0.00                0.00
TOTALS    254,570,100.00   240,319,348.26    9,114,346.36    452,074.18   9,566,420.54     0.00         0.00      231,205,001.90
X           2,584,857.93     2,571,418.00            0.00  1,393,212.77   1,393,212.77     0.00         0.00        2,571,418.00
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1     36228FLJ3       883.99121034   74.19568519       1.18368880       75.37937399     809.79552515       A1         1.555000 %
A2     36228FLK0     1,000.00000000    0.00000000       1.72652771        1.72652771   1,000.00000000       A2         2.005000 %
A3     36228FLL8       938.76228239   39.16577727       1.45912347       40.62490074     899.59650512       A3         1.805000 %
M1     36228FLM6     1,000.00000000    0.00000000       3.36263941        3.36263941   1,000.00000000       M1         3.905000 %
B1     36228FLN4     1,000.00000000    0.00000000       4.26680556        4.26680556   1,000.00000000       B1         4.955000 %
B2     36228FLP9     1,000.00000000    0.00000000       4.99875032        4.99875032   1,000.00000000       B2         5.805000 %
B3     36228FLQ7     1,000.00000000    0.00000000       5.64458444        5.64458444   1,000.00000000       B3         6.555000 %
P      36228FLU8     1,000.00000000    0.00000000 165,289.60000000  165,289.60000000   1,000.00000000       P          1.305000 %
X      36228FLR5       994.80051501    0.00000000     538.99007517      538.99007517     994.80051501       X          0.000000 %
-------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
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Sec. 7.08(a)(i)           Aggregate Amount of Deposit in the Certificate Account                                10,992,402.48

Sec. 7.08(a)(ii)          Aggregate Distribution Amount
                          Total Offered Certificates
                                                Accrued Certificate Interest                                       435,545.21
                                                Interest Shortfall Carryforward Amount                                   0.00
                                                Principal Distribution Amount                                    9,114,346.35

                          Total Class A Certificates
                                                Accrued Certificate Interest                                       337,327.92
                                                Interest Shortfall Carryforward Amount                                   0.00
                                                Basis Risk Carry Forward Amount                                          0.00
                                                Principal Distribution Amount                                    9,114,346.35

                          Total Class B Certificates
                                                Accrued Certificate Interest                                        83,082.05
                                                Interest Shortfall Carryforward Amount                                   0.00
                                                Basis Risk Carry Forward Amount                                          0.00
                                                Principal Distribution Amount                                            0.00

Sec. 7.08(a)(iii)         LIBOR                                                                                     1.30500 %

Sec. 7.08(a)(iv)          Fees
                                                Trustee Fee                                                            625.00
                                                Certificate Insurer Premium                                         32,769.19
                                                Servicer Fee                                                       106,417.73

Sec. 7.08(a)(v)           Prepayments by Servicer
                                                Prepayments by Servicer                                            869,452.04
                                                Prepayments by Servicer                                          7,824,499.63
                                                Prepayments by Servicer                                            106,334.97

Sec. 7.08(a)(vi)          Insured Payments                                                                               0.00

Sec. 7.08(a)(vii)         Realized Losses For Current Period                                                             0.00
                          Amount of Cumulative Realized Losses                                                      48,598.32

Sec. 7.08(a)(viii)        Trigger Events
                                                Trigger Event has occurred ?                                               No
                                                Fairbanks Termination Trigger Event has occurred ?                         No
                                                Wilshire Termination Trigger Event has occurred ?                          No

Sec. 7.08(a)(ix)          Overcollateralization
                                                Required OC                                                      2,571,418.00
                                                OC Amount                                                        2,571,418.00

Sec. 7.08(a)(x)           Mortgage Loan Principal Payments                                                       9,114,346.35
                                                Scheduled Principal Payments                                       314,059.71
                                                Principal Prepayments                                            8,799,710.18
                                                Curtailment Adjustment                                                 576.46
                                                Loan Purchase Price                                                      0.00
                                                Recoveries of Principal                                                  0.00
                                                Realized Loss                                                            0.00
                                                Realized Gain                                                            0.00
                                                Non-recovery Advance                                                     0.00

Sec. 7.08(a)(xiii)        Aggregate Pooling Balance as of the first day of the related Collection Period       242,890,766.26
                          Aggregate Pooling Balance as of the last day of the related Collection Period        233,776,419.91

Sec. 7.08(a)(xv)          Weighted average interest rate of the Mortgage Loans                                      9.72599 %

Sec. 7.08(a)(xvi)         Weighted average remaining term of the Mortgage Loans                                           261

Sec. 7.08(a)(xvii)        Delinquent Loans that were 60 days or more delinquent for preceding 3 months
                                                Number of loans (preceding 1 month)                                       257
                                                Principal Balance of loans (preceding 1 month)                  21,504,137.00

                                                Number of loans (preceding 2 month)                                       232
                                                Principal Balance of loans (preceding 2 month)                  19,021,739.18

                                                Number of loans (preceding 3 months)                                        0
                                                Principal Balance of loans (preceding 3 months)                          0.00

Sec. 7.08(a)(xix)         Principal Balance of the largest Mortgage Loan outstanding                               427,253.11

Sec. 7.08(a)(xx)          Number, Balance, and Percentage of Delinquent Loans
                                                Number of Loans are 30-59 days delinquent                                 202
                                                Balance of Loans are 30-59 days delinquent                      18,085,353.57
                                                Percentage of Loans are 30-59 days delinquent                          7.74 %

                                                Number of Loans are 60-89 days delinquent                                  46
                                                Balance of Loans are 60-89 days delinquent                       4,903,212.34
                                                Percentage of Loans are 60-89 days delinquent                          2.10 %

                                                Number of Loans are 90-119 days delinquent                                 20
                                                Balance of Loans are 90-119 days delinquent                      1,887,054.42
                                                Percentage of Loans are 90-119 days delinquent                         0.81 %

                                                Number of Loans are 120-149 days delinquent                                11
                                                Balance of Loans are 120-149 days delinquent                       784,812.52
                                                Percentage of Loans are 120-149 days delinquent                        0.34 %

                                                Number of Loans are 150-179 days delinquent                                 1
                                                Balance of Loans are 150-179 days delinquent                        70,871.63
                                                Percentage of Loans are 150-179 days delinquent                        0.03 %

                                                Number of Loans are 180 or more days delinquent                             1
                                                Balance of Loans are 180 or more days delinquent                   124,362.67
                                                Percentage of Loans are 180 or more days delinquent                    0.05 %


Sec. 7.08(a)(xxi)         Mortgage loans in Foreclosure
                                                Number of loans                                                            81
                                                Principal Balance of loans                                       6,174,655.08

Sec. 7.08(a)(xxii)        Mortgage loans in bankruptcy proceedings
                                                Number of loans                                                            98
                                                Principal Balance of loans                                       8,259,335.83

                                                Number of Loans are 0-29 days delinquent                                   28
                                                Balance of Loans are 0-29 days delinquent                        1,947,510.49

                                                Number of Loans are 30-59 days delinquent                                  51
                                                Balance of Loans are 30-59 days delinquent                       4,859,450.98

                                                Number of Loans are 60-89 days delinquent                                  14
                                                Balance of Loans are 60-89 days delinquent                       1,076,064.52

                                                Number of Loans are 90-119 days delinquent                                  3
                                                Balance of Loans are 90-119 days delinquent                        172,170.33

                                                Number of Loans are 120-149 days delinquent                                 1
                                                Balance of Loans are 120-149 days delinquent                       104,506.72

                                                Number of Loans are 150-179 days delinquent                                 0
                                                Balance of Loans are 150-179 days delinquent                             0.00

                                                Number of Loans are 180 or more days delinquent                             1
                                                Balance of Loans are 180 or more days delinquent                    99,632.79

Sec. 7.08(a)(xxiii)       Number and Balance of loans in foreclosure proceedings
                                                Number of Loans are 0-29 days delinquent                                   18
                                                Balance of Loans are 0-29 days delinquent                        1,254,465.82

                                                Number of Loans are 30-59 days delinquent                                  45
                                                Balance of Loans are 30-59 days delinquent                       3,511,309.99

                                                Number of Loans are 60-89 days delinquent                                   5
                                                Balance of Loans are 60-89 days delinquent                         322,785.83

                                                Number of Loans are 90-119 days delinquent                                  0
                                                Balance of Loans are 90-119 days delinquent                              0.00

                                                Number of Loans are 120-149 days delinquent                                10
                                                Balance of Loans are 120-149 days delinquent                       764,465.50

                                                Number of Loans are 150-179 days delinquent                                 2
                                                Balance of Loans are 150-179 days delinquent                       192,117.33

                                                Number of Loans are 180 or more days delinquent                             1
                                                Balance of Loans are 180 or more days delinquent                   129,510.61
Sec. 7.08(a)(xxiv)        Number and Balance of REO loans
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                    Percentage
                                                           1               45,085.75                      0.02 %

Sec. 7.08(a)(xxv)         Book Value of Mortgage loans acquired through foreclosure or grant of a deed                       0.00

Sec. 7.08(a)(xxvi)        Number of Mortgage loans                                                                          2,597

Sec. 7.08(a)(xxvii)       Aggregate amount from
                                                a. Curtailments                                                         66,427.36
                                                b. Voluntary Payoffs                                                 8,733,859.28
                                                c. Involuntary Payoffs                                                       0.00
                                                d. Mortgage Loans purchased from the Trust                                   0.00

Sec. 7.08(a)(xxviii)      Mortgage loans subject to loss mitigation*
                                                Number of loans                                                                 2
                                                Principal Balance of loans                                             105,611.17

Sec. 7.08(a)(xxix)        Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                                Number of loans                                                                 0
                                                Principal Balance of loans                                                   0.00

Sec. 7.08(a)(xxx)         Amount of current Realized Losses*
                                                a. REO Property sold                                                         0.00
                                                b. short sale                                                                0.00
                                                c. deed in lieu                                                              0.00
                                                d. no equity second mortgages                                                0.00
                                                e. other                                                                     0.00

Sec. 7.08(a)(xxxi)        Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*
                                                a.Number of Loans Currently meeting payment plan                            26.00
                                                a.Balance of Loans Currently meeting payment plan                    2,125,100.06

                                                b.Number of Loans 1 to 2 payments behind payment plan                       12.00
                                                b.Balance of Loans 1 to 2 payments behind payment plan               1,284,350.49

                                                c.Number of Loans 2 to 3 payments behind payment plan                        6.00
                                                c.Balance of Loans 2 to 3 payments behind payment plan                 682,627.16

                                                d.Number of Loans greater than 3 payments behind payment plan                1.00
                                                d.Balance of Loans greater than 3 payments behind payment plan         215,484.08

                                                e.Number of Loans greater than 4 payments behind payment plan                0.00
                                                e.Balance of Loans greater than 4 payments behind payment plan               0.00

                                                f.Number of Loans greater than 5 payments behind payment plan                0.00
                                                f.Balance of Loans greater than 5 payments behind payment plan               0.00

Sec. 7.08(a)(xxxii)       Stepdown Date                                                                             Not in effect

Sec. 7.08(a)(xxxiii)      Mortgage Loans purchased due to Defaulted or Defect in Documentation*
                                                Number of loans                                                                 0
                                                Principal Balance of loans                                                   0.00

                * Reported from Fairbanks only



                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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